CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.28

(Execution version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER

April 1, 2024	Change Order No. 5

Reference: Construction Dewatering
Outfall – Temporary Drainage System

Change Order Request No. SCO-0005

Venture Global CP2 LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and Worley Field Services Inc., a corporation duly organized and validly existing under the laws of the State of Texas (“Contractor”) hereby agree to the following change to that certain Engineering, Procurement and Construction Agreement, dated as of May 12, 2023, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the changes set forth herein do not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the changes described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Changes:

The Agreement is hereby modified with the revisions set forth below:

(1)	Exhibit A, Section 4, sub-section 4.4 item 24) a) iv) is hereby deleted in its entirety and replaced with the following:

“iv) Contractor shall provide all necessary services related to the Design and Build of the temporary drainage system in accordance with drawing C2-000000-PIP-SKT-WOR- 00002-001 Rev 1 and permanent drainage system to protect the plant against environmental conditions as per the conditions provided in the Basis of Design and philosophies. The plant shall be protected by storm surge wall concept;”

(2)	Exhibit A is hereby amended by incorporating a new Attachment 3 (Temporary Site Drainage Drawing C2-000000-PIP-SKT-WOR-00002-001 Rev 1), attached hereto as Annex 1 to this change order.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

For the avoidance of doubt, the foregoing shall have no impact on the requirements set forth in Section 15.3.4. and as defined in Exhibit R to the Agreement.

Price:

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order constitutes compensation in full for Contractor for performance of the changes set forth herein as described in Clause 1 and Clause 2 to this Change Order.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global CP2 LNG, LLC	Worley Field Services Inc.

By: [***]	By: [***]
Name: [***]	Name: [***]
Title: [***]	Title: [***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

Annex 1

ATTACHMENT 3 (TEMPORARY SITE DRAINAGE)

Drawing No. C2-000000-PIP-SKT-WOR-00002-001 Rev 1

[Omitted]